Exhibit 10.26

FORM OF SUBSCRIPTION AGREEMENT FOR UNITS

TO:	INTERNATIONAL BATTERY METALS LTD. (the “Corporation”)

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to acquire the number of Units (as defined herein) set forth below for the aggregate subscription price set forth below (the “Aggregate Subscription Price”), representing a subscription price of C$0.26625 per Unit, upon and subject to the terms and conditions set forth in the “Terms and Conditions of Subscription for Units” attached hereto (the “Terms and Conditions of Subscription”). This agreement (this “Subscription Agreement”) is comprised of this face page, the Corporation’s signature page (page 2 hereof), the Terms and Conditions of Subscription and the Exhibits hereto.

Number of Units:	[ ] (Aggregate of 25,765,258)

Aggregate Subscription Price:	C$ (Aggregate of C$6,860,000)

[Name of Encompass Entity]
(Name of Subscriber - please print)

By:	/s/ Syed Kazmi
(Authorized Signature)

CFO & COO of Encompass Capital Advisors LLC, its Investment Manager
(Official Capacity or Title - please print)

200 Park Avenue, Suite 1604
(Subscriber’s Residential Address)

New York, NY 10166
(Subscriber’s Residential Address)

[***]
(Telephone Number)

[***]
(E-Mail Address)

By executing this Subscription Agreement, you are consenting to the collection, use and disclosure of information in the manner described in the privacy notices in Section 11 of this Subscription Agreement.

The Subscriber is ☒ or is not ☐ an “Insider” of the Corporation.

The Subscriber is ☐ or is not ☒ a “Registrant”.

The Subscriber is ☐ or is not ☒ a member of the “Pro Group”.

(as such terms are defined herein)

Deliver the Units as set forth below:

[Name of Encompass Entity].
(Name of Recipient)

(Account reference, if applicable)

Syed Kazmi	[***]
(Contact Name)	(Telephone)

200 Park Avenue, Suite 1604
(Address)

New York, NY 10166
(Address continued, including postal code)

Register the Units as set forth below:

Encompass Capital E L Master Fund L.P.
(Registration Name)

(Registration Name continued)

200 Park Avenue, Suite 1604
(Address)

New York, NY 10166
(Address continued, including postal code)

The Subscriber owns, directly or indirectly, the following number and type of securities of the Corporation: [ ] Common Shares; [ ] Common Share purchase warrants_______________

[Remainder of page intentionally left blank. The Corporation’s signature page follows.]

ACCEPTANCE: The Corporation hereby accepts the subscription set forth above on the terms and conditions contained in this Subscription Agreement.

ACCEPTED AS OF July 20 , 2025.

INTERNATIONAL BATTERY METALS LTD.

By:	/s/ Joseph Mills
Authorized Signatory

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INVESTOR INSTRUCTIONS

1.	Please make sure you properly complete and duly execute the face page of the Subscription Agreement.

2.	One properly completed and duly executed copy of an Accredited Investor Certificate (US) in the form attached to this Subscription Agreement as Exhibit 1.

3.	A fully executed and completed Representation Letter in the form attached hereto as Exhibit 2 including Appendix A indicating that the Subscriber satisfies one of the categories therein.

4.	if the Subscriber is an “accredited investor” and a person purchasing under paragraph (m) of the definition of “accredited investor” as set forth in Appendix A to Exhibit 2, a fully executed and completed Statement of Accredited Investor - Person in the form attached hereto as Exhibit 3.

5.	Return this executed Subscription Agreement and all applicable Exhibits attached hereto, together with payment, to the Corporation.

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TERMS AND CONDITIONS OF SUBSCRIPTION FOR UNITS

Terms of the Subscription for Units

1.	The Subscriber, on its own behalf and on behalf of any disclosed principal for whom the Subscriber is contracting under this Subscription Agreement (a “Disclosed Beneficial Purchaser”), hereby tenders to the Corporation this Subscription Agreement which confirms the Subscriber’s irrevocable subscription for and its agreement to purchase from the Corporation the number of Units set out on the face page hereof, all on the terms and subject to the conditions set out in this Subscription Agreement.

2.	The Subscriber acknowledges and agrees (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that:

(a)	the purchased Units form part of a non-brokered offering (the “Offering”) of Units for aggregate proceeds of US$5,000,000 at a price per Unit equal to C$0.26625 per Unit. Each Unit is comprised of one Unit Share (as defined below) and one Unit Warrant (as defined below), with each Unit Warrant entitling the holder to purchase one Warrant Share at an exercise price of C$$ 0.355 per Warrant Share for a period of three years from the date of issuance upon payment of the applicable exercise price under such Warrants. The Warrants will be created and issued pursuant to a warrant certificate (the “Warrant Certificate”) to be issued by the Corporation to the Subscriber on the Closing Date. The specific attributes of the Warrants will be set forth in the Warrant Certificate;

(b)	for the purposes of determining the number of Units to be issued at Closing, the Offering amount will be deemed to be converted into Canadian dollars at the US$ to C$ exchange rate set by the Corporation’s principal bank as of the date immediately preceding the date this Subscription Agreement is fully executed;

(c)	this subscription is subject to rejection or allotment by the Corporation in whole or in part. If this subscription is rejected in whole, any cheques or other forms of payment delivered to the Corporation representing the Aggregate Subscription Price will be promptly returned to the Subscriber without interest or deduction; and

(d)	the business, operations and affairs of the Corporation are subject to a number of risk factors, which are described in publicly available documents prepared by the Corporation and filed with applicable securities regulatory authorities in Canada.

Definitions

3.	In this Subscription Agreement, the following words have the following meanings unless otherwise indicated:

(a)	“Aggregate Subscription Price” has the meaning ascribed thereto on the face page hereof;

(b)	“Amended and Restated Registration Rights Agreement” has the meaning ascribed thereto in Section 8(a)6(vi);

(c)	“Applicable Securities Laws” means, as applicable, any and all securities laws including, statutes, rules, regulations, by-laws, policies, guidelines, orders, decisions, rulings and awards of the securities regulators in each of the jurisdictions where the Units are sold, and the policies of the TSXV;

(d)	“Closing Date” has the meaning ascribed thereto in Section 7;

(e)	“Closing Time” has the meaning ascribed thereto in Section 7;

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(f)	“Common Shares” means common shares in the capital of the Corporation;

(g)	“Control Person” has the meaning given to such term under the Securities Act (Ontario).

(h)	“Corporation IP” means the Intellectual Property that is necessary and material to the business of the Corporation and its subsidiaries as presently conducted or as proposed to be conducted (and as described in the Public Record) and that is owned by and has been developed by or for, or is being developed by or for, the Corporation or its subsidiaries, as the case may be, other than Licensed IP;

(i)	“DRS Statement” means an ownership statement representing Unit Shares;

(j)	“Encompass” has the meaning ascribed thereto in Section 8(a);

(k)	“Environmental Laws” means all applicable federal, provincial, state, local, municipal or foreign statute, law, rule, regulation, ordinance, code, legally binding policy or rule of common law or civil law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, occupational health and safety, product safety or liability, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of Hazardous Materials or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials;

(l)	“Environmental Permits” includes all orders, permits, certificates, approvals, consents, registrations and licences issued by any authority of competent jurisdiction under any Environmental Law;

(m)	“Governmental Body” means any federal, provincial, state, municipal, county or regional governmental or quasi-Governmental Body, domestic or foreign, and includes any ministry, department, court, tribunal, arbitral body, commission, bureau, board, administrative or other agency or regulatory body or instrumentality thereof, any quasi-governmental body or private body exercising regulatory, expropriation or taxing authority under or for the account, if any, of the foregoing and any self-regulatory authority and, for greater certainty, includes the TSXV and any securities commissions or other securities regulatory authorities in Alberta, British Columbia or Ontario;

(n)	“Hazardous Materials” means chemicals, pollutants, contaminants, asbestos, wastes, toxic substances, hazardous substances, petroleum or petroleum products;

(o)	“individual” means a natural person, but does not include:

(i)	a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or a trust, or

(ii)	a natural person in the person’s capacity as trustee, executor, administrator or other legal representative;

(p)	“Insider” means:

(i)	a director or an officer of an issuer;

(ii)	a director or an officer of a company that is itself an insider or a subsidiary of an issuer;

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(iii)	a person that has:

(A)	beneficial ownership of, or control or direction over, directly or indirectly; or

(B)	a combination of beneficial ownership of, and control or direction over, directly or indirectly,

securities of an issuer carrying more than 10% of the voting rights attached to all the issuer’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of distribution;

(iv)	an issuer that has purchased, redeemed or otherwise acquired a security of its own issue, for so long as it continues to hold that security;

(v)	a person designated as an insider in an order made under Applicable Securities Laws; or

(vi)	a person that is in a prescribed class of persons;

(q)	“Intellectual Property” means any of the following, as they exist anywhere in the world, whether registered or unregistered: all trade or brand names, business names, trademarks, service marks, copyrights, patents, patent rights, licenses, industrial designs, know-how (including trade secrets and other unpatented or unpatentable proprietary or confidential information, systems or procedures), software, inventions, designs and other industrial or intellectual property of any nature whatsoever;

(r)	“knowledge of the Corporation” (or similar phrases) means actual knowledge, after due enquiry, of the Chief Executive Officer and Chief Financial Officer of the Corporation;

(s)	“Licensed IP” means the Intellectual Property that is necessary and material to the business of the Corporation as presently conducted or as proposed to be conducted (and as described in the Public Record) and that is owned by any person other than the Corporation, and for which the Corporation is licensed to practice or use;

(t)	“Material Adverse Effect” means any event, occurrence, fact, condition, change or effect that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to the business, properties, assets, liabilities, results of operations, or condition (financial or otherwise) of the Corporation or to the ability of the Corporation to consummate timely the transactions contemplated hereby; provided, however, that “Material Adverse Effect” shall not include any event, occurrence, fact, condition, change or effect, arising out of: (i) changes in GAAP or applicable law, (ii) changes resulting from acts of terrorism or war (whether or not declared) or from the engagement in hostilities (or the worsening thereof), (iii) changes resulting from earthquakes, hurricanes, drought, weather, epidemics, pandemics, wildfires or other natural disasters or acts of God, (iv) general changes in political or economic conditions, (v) general changes in financial, banking or securities markets, (vi) changes resulting from the public announcement or pendency of the transactions contemplated by this Agreement, including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, vendors or employees, (vii) any failure by the Corporation to meet any internal or external projections, forecasts or estimates of revenues or earnings (it being understood that this clause (vii) shall not prevent a determination that any change, in and of itself, underlying such failure to meet projections, forecasts or estimates has resulted in a Material Adverse Effect), and (viii) changes resulting from compliance with the terms of this Agreement; provided, however that any event, occurrence, fact, condition, change or effect referred to in clauses (i) through (v) above shall be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur to the extent such event, occurrence, fact, condition, change or effect has a disproportionate or negative effect on the Corporation compared to other persons or businesses that operate in the industry in which the Corporation operates or conducts its business (it being understood that any such event, occurrence, fact, condition, change or effect that adversely impacts a material portion of the Corporation’s properties or assets shall be deemed to be a Material Adverse Effect);

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(u)	“NI 45-106” means National Instrument 45-106 - Prospectus Exemptions;

(v)	“Offering” has the meaning ascribed thereto in Section 2(a);

(w)	“person” includes

(i)	an individual,

(ii)	a corporation,

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(x)	“Pro Group” has the meaning ascribed thereto in the policies of the TSXV;

(y)	“Public Record” means all information filed by or on behalf of the Corporation with a securities regulatory authority in Canada that is accessible to the public on the Corporation’s profile at www.sedarplus.ca;

(z)	“Registrant” means a person registered or required to be registered under Applicable Securities Laws;

(aa)	“Securities” means, collectively, the Units, the Unit Shares, the Unit Warrants and the Warrant Shares;

(bb)	“Securities Act” means the U.S. Securities Act of 1933, as amended.

(cc)	“Subscriber” has the meaning ascribed thereto on the face page hereof;

(dd)	“Subsidiary” and “Subsidiaries” have the meanings ascribed thereto in Section 5(i);

(ee)	“Subscription Agreement” has the meaning ascribed thereto on the face page hereof;

(ff)	“Terms and Conditions of Subscription” has the meaning ascribed thereto on the face page hereof;

(gg)	“Transaction Documents” means, collectively, this Subscription Agreement, the Amended and Restated Registration Rights Agreement, the Warrant Amendment and the Warrant Certificate;

(hh)	“TSXV” means TSX Venture Exchange;

(ii)	“Unit Shares” means the Common Shares comprising the Units;

(jj)	“Unit Warrants” means the Common Share purchase warrants of the Corporation comprising the Units, exercisable for a period of three years from the date of issuance at a price of C$ 0.355 per Warrant Share, the terms and conditions of which will be set out in the Warrant Certificates;

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(kk)	“Units” means units of the Corporation, each comprised of one Unit Share and one Unit Warrant;

(ll)	“United States” means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

(mm)	“U.S. GAAP” means United States Generally Accepted Accounting Principles;

(nn)	“U.S. Person” means a “U.S. person” as such term is defined in Rule 902(k) of Regulation S under the U.S. Securities Act;

(oo)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

(pp)	“Warrant Amendment” has the meaning ascribed thereto in Section 8(b);

(qq)	“Warrant Certificate” has the meaning ascribed thereto in Section 2(a); and

(rr)	“Warrant Shares” means the Common Shares issuable upon exercise of the Unit Warrants.

Representations, Warranties and Covenants by Subscriber

4.	The Subscriber represents, warrants to and covenants to the Corporation (and acknowledges that the Corporation is relying thereon), both at the date hereof and at the Closing Time, that:

(a)	Subscriber is organized under the laws of Cayman Islands and the Subscriber certifies that it is not a U.S. Person;

(b)	it is resident in the jurisdiction indicated on the face page of this Subscription Agreement as the “Subscriber’s Residential Address” and the purchase by and sale to the Subscriber of the Units and any act, solicitation, conduct or negotiation directly or indirectly in furtherance of such purchase and sale has occurred only in such jurisdiction;

(c)	Subscriber is purchasing the Units as an “accredited investor”, as defined in Rule 501(a) under the Securities Act and NI 45-106, and is relying on an exemption from any prospectus or securities registration or similar requirements under the applicable securities laws of the jurisdiction it is resident in or any other securities laws to which the Subscriber is otherwise subject;

(d)	it is not a Control Person of the Corporation, will not become a Control Person of the Corporation by acquiring the number of Units acquired pursuant to this Subscription Agreement and does not intend to act jointly or in concert with any other person to form a control group in respect of the Corporation;

(e)	Subscriber is knowledgeable of, and has been independently advised as to, the securities laws of the jurisdiction it is resident in or any other securities laws to which the Subscriber is acting hereunder are otherwise subject, and has had the opportunity to ask questions and receive answers concerning the offering and terms and conditions of the offering and it has had access to such information concerning the Corporation as it has considered necessary or appropriate in connection with its investment decision to acquire the Units;

(f)	Subscriber (i) has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of an investment in the Corporation and of making an informed investment decision with respect thereto and (ii) further understands that its investment in the Corporation involves a high degree of risk and is able to bear the economic risk of such investment for an indefinite period of time, including the risk of a complete loss of the Subscriber’s investment in such Units. Subscriber (i) has been provided with access to all information concerning the Securities, the Corporation and its Subsidiaries, as it has requested and has had an opportunity to ask questions of management of the Corporation and its Subsidiaries, (ii) understands that information with respect to the existing business and historical operating results of the Corporation and its Subsidiaries and estimates and projections as to future operations involve significant subjective judgment and analysis, which may or may not be correct, (iii) has not relied on any Person in connection with its investigation of the accuracy or sufficiency of such information or its investment decision, and (iv) acknowledges that, on the date hereof, the Corporation cannot, and does not, make any representation or warranty as to the accuracy of the information concerning the future results of the Corporation or any of its Subsidiaries;

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(g)	it is subscribing for the Units as principal for its own account and not for the benefit of any other person (within the meaning of Applicable Securities Laws), for investment purposes, and not with a view to the resale or distribution of all or any of the Securities in violation of United States federal or state securities laws, and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of the Subscriber;

(h)	Subscriber acknowledges that the Securities are “restricted securities” as defined in Rule 144 promulgated under the Securities Act and that the certificates, or book entries if the held via DRS, representing the Unit Shares and Unit Warrants shall bear the following legends pursuant to applicable Canadian and United States securities laws:

(i)	UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [THE DATE WHICH IS FOUR MONTHS AND ONE DAY FOLLOWING CLOSING].

(ii)	THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY: (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (1) RULE 144 THEREUNDER, IF AVAILABLE, OR (2) RULE 144A THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY STATE SECURITIES LAWS, (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR (E) AS IT RELATES TO THE SECURITIES ISSUABLE UPON EXERCISE HEREOF, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.

provided, that if such Securities are being sold in accordance with the requirements of Rule 904 of Regulation S (“Regulation S”) promulgated under the U.S. Securities Act, as referred to above, and in compliance with local laws and regulations, the legend may be removed by providing a declaration to the Corporation and its transfer agent for such Securities, in the form attached hereto as Exhibit 4 (or such other form as the Corporation may prescribe from time to time);

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notwithstanding the foregoing, the Corporation’s transfer agent may impose additional requirements for the removal of legends from Securities sold in accordance with Rule 904 of Regulation S in the future;

provided further, that, if any such Securities are being sold pursuant to Rule 144 under the U.S. Securities Act, the legend may be removed by delivery to the Corporation and its transfer agent for such Securities of an opinion of counsel of recognized standing reasonably satisfactory to the Corporation to the effect that such legend is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, it being understood that the Corporation shall in all events comply with the terms of the Amended and Restated Registration Rights Agreement and cause its legal counsel to provide any legal opinion in accordance with the terms thereof;

(i)	it confirms that neither the Corporation nor any of its directors, officers, employees or representatives have made any representations (oral or written) to the Subscriber:

(i)	that any person will resell or repurchase the Units;

(ii)	that any person will refund any portion of the purchase price of the Units; or

(iii)	as to the future price or value of the Units;

(j)	if required by Applicable Securities Laws, regulations, rules, policies or orders or by any securities commission, stock exchange (including the TSXV) or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing such reports, undertakings and other documents with respect to the issue of the Units; and

(k)	none of the funds the Subscriber is using to purchase the Units are proceeds obtained or derived, directly or indirectly, as a result of illegal activities and the Aggregate Subscription Price which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLA”) and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLA. To the best of its knowledge, none of the subscription funds to be provided by the Subscriber: have been or will be derived from or related to any activity that is deemed criminal under the law of Canada or the United States; or are being tendered on behalf of a person or entity who has not been identified to the Subscriber.

Representations, Warranties, Covenants and Acknowledgements by the Corporation

5.	The Corporation represents, warrants to and covenants with the Subscriber (and acknowledges that the Subscriber is relying thereon), both at the date hereof and at the Closing Time, except as otherwise disclosed in the Public Record, that:

(a)	the Corporation and each Subsidiary is a corporation duly incorporated and validly existing under the laws of the respective jurisdiction of incorporation for such entity, and has all necessary corporate power and authority to own, lease and operate its properties and assets, to carry on its business as it is currently conducted and proposed to be conducted as disclosed in the Public Record, to enter into and perform its obligations under this Subscription Agreement, and any other material agreement to which it is a party, to undertake the Offering and all other transactions contemplated herein and is not in default of its corporate filings, and, to the knowledge of the Corporation, no steps or proceedings have been taken by any person, voluntary or otherwise, requiring or authorizing its dissolution or winding-up;

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(b)	the Corporation has all requisite corporate power, authority and capacity to enter into this Subscription Agreement and to perform the transactions contemplated herein, including, without limitation, the issuance of the Common Shares, the Warrants, and the Warrant Shares issuable upon exercise of the Warrants;

(c)	at the Closing Time, all consents, approvals, permits, authorizations or filings as may be required to be made or obtained by the Corporation under applicable securities laws and the rules and regulations of the TSXV necessary for the execution and delivery of this Subscription Agreement and the creation, issuance and sale, as applicable, of the Common Shares, the Warrants and the Warrant Shares, as applicable, and the consummation of the transactions contemplated hereby, will have been made or obtained, as applicable (other than the filing of reports required under Applicable Securities Laws within the prescribed time periods and the filing of standard documents with the TSXV, which documents shall be filed as soon as practicable after the applicable Closing Date and, in any event, within 10 calendar days of the applicable Closing Date or within such other deadline imposed by Applicable Securities Laws or the TSXV);

(d)	the Common Shares, the Warrants and the Warrant Shares issuable upon the conversion or exercise of the Warrants, as applicable, have been authorized and reserved and allotted for issuance;

(e)	at the Closing, the Common Shares and the Warrants will be duly and validly issued and created;

(f)	upon the due exercise of the Warrants in accordance with the respective provisions thereof, the Warrant Shares will be duly and validly issued as fully paid and non-assessable Common Shares on payment of the exercise price therefor;

(g)	at the Closing, each of the Transaction Documents shall have been duly authorized and executed and delivered by the Corporation and upon such execution and delivery, and assuming the Transaction Documents are valid, legal and binding obligations of the other parties hereto or thereto, each shall constitute a valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by the application of equitable principles, and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law;

(h)	the execution and delivery of the Transaction Documents, the performance by the Corporation of its obligations thereunder (including, without limitation, the issuance of the Common Shares and Warrants comprising the Units, and the Warrant Shares issuable upon exercise of the Warrants) does not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (whether after notice or lapse of time or both), (i) any law applicable to the Corporation or the Subsidiaries (as defined below), including, without limitation, the securities laws and the policies, rules and regulations of the TSXV; (ii) the constating documents or resolutions of the directors or shareholders of the Corporation or the Subsidiaries which are in effect at the date hereof; (iii) any material mortgage, note, indenture, contract, agreement, joint venture, partnership, instrument, lease or other document to which the Corporation or the Subsidiaries are a party or by which they are bound; or (iv) any judgment, decree or order binding the Corporation, or the Subsidiaries, or its property, or assets;

(i)	the Corporation has two subsidiaries, IBAT USA Inc., and Selective Adsorption Lithium, Inc. (the “Subsidiaries”, and each, a “Subsidiary”);

(j)	the Corporation directly or indirectly controls all of the issued and outstanding shares of the Subsidiaries, such shares are free and clear of all encumbrances, claims or demands whatsoever and no person has any agreement, option, right or privilege (whether pre-emptive or contractual) capable of becoming an agreement, for the purchase from the Corporation or the Subsidiaries of any interest in any of the shares in the capital of the Subsidiaries other than Permitted Liens. All of the issued and outstanding shares of the Subsidiaries are outstanding as fully paid and non-assessable shares;

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(k)	the corporate records and minute books of the Corporation are complete and accurate in all material respects and contain the minutes of all meetings and all resolutions of directors and shareholders of the Corporation (subject to ordinary course updating to be completed both before and after the Closing);

(l)	the authorized capital of the Corporation consists of an unlimited number of common shares, of which 271,038,418 Common Shares are issued and outstanding as fully paid and non-assessable shares in the capital of the Corporation as at the date hereof (prior to giving effect to any securities issued pursuant to the Offering);

(m)	other than pursuant to the provisions of this Subscription Agreement or as disclosed in the Public Record, as of the date hereof, no person, firm, corporation or other entity holds any securities convertible or exchangeable into securities of the Corporation or now has any agreement, warrant, option, right or privilege (whether pre-emptive or contractual) being or capable of becoming an agreement, option or right for the purchase, subscription or issuance of any unissued shares, securities (including convertible securities) or warrants of the Corporation other than (i) outstanding stock options issued to directors, officers, employees and key consultants of the Corporation under the Corporation’s stock option plan exercisable into an aggregate of 10,069,402 Common Shares as at the date hereof, subject to adjustments in accordance with their terms; (ii) Common Share purchase warrants exercisable into an aggregate of 71,974,748 Common Shares as at the date hereof, subject to adjustments in accordance with their terms; and (iii) 5,805,630 restricted shares issued to directors, officers, employees and key consultants of the Corporation under the Corporation’s stock option plan as at the date hereof;

(n)	to the knowledge of the Corporation, there are no shareholders’ agreements, voting trusts, proxy or other agreements governing the rights of shareholders of the Corporation other than the Investor Rights Agreement dated May 3, 2024 between the Corporation and EV Metals I LLC, EV Metals II LLC, EV Metals III LLC, EV Metals IV LLC, EV Metals V LLC, EV Metals VI LLC and EV Metals 7 LLC, Elegante Energy LLC, Perk Salar, LLC and JAW Puerto Rico Trust, as amended, an Amended and Restated Registration Rights Agreement dated July 20, 2025 between the Corporation and EV Metals VI LLC and the Amended and Restated Registration Rights Agreements dated July 20, 2025 between the Corporation and the Subscriber, on its own behalf and with respect to funds managed by it. Other than EV Metals 7 LLC and its subsidiaries or affiliates, holders of the outstanding Common Shares of the Corporation are not entitled to pre-emptive or other rights to subscribe for the Common Shares, including after exercise or conversion of any security or right to acquire any security;

(o)	the Corporation and the Subsidiaries have conducted and are conducting their business in compliance in all material respects with all applicable laws of each jurisdiction in which their business is carried on and each is duly licensed, registered or qualified in all jurisdictions in which it owns, leases or operates its property or carries on business to enable its business to be carried on as it is now conducted and its property and assets to be owned, leased or operated, and all such licenses, registrations or qualifications are valid and existing and in good standing;

(p)	all material agreements to which the Corporation and the Subsidiaries are a party are in good standing and in full force and effect and no material default or breach exists in respect of any of them on the part of the Corporation or the Subsidiaries, as applicable and, to the knowledge of the Corporation, no event has occurred which, after the giving of notice or the lapse of time or both would constitute such a default or breach and which would have a Material Adverse Effect;

(q)	there has not been any material change in the consolidated assets, liabilities or obligations (absolute, contingent or otherwise) of the Corporation from the position set forth in the Public Record and there has not been any adverse material change in the business, operations, capital or condition (financial or otherwise) or results of the operations of the Corporation or the Subsidiaries since March 31, 2024, and since that date, except as publicly disclosed, there have been no material facts, transactions, events or occurrences relating directly to the Corporation or the Subsidiaries which could reasonably be expected to have a Material Adverse Effect;

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(r)	the Corporation and the Subsidiaries have not approved, are not contemplating, have not entered into, and have no knowledge of:

(i)	a change of control (by sale or transfer of shares or sale of all or substantially all of the assets or otherwise) of the Corporation or the Subsidiaries;

(ii)	a proposed or planned disposition of any securities by any Insider or any shareholder who owns, directly or indirectly, 5% or more of the issued and outstanding securities of the Corporation or the Subsidiaries; or

(iii)	any written or oral agreement, option, understanding or commitment or any right or privilege capable of becoming such, for the purchase, sale, transfer or other disposition of any material property or assets or any interest therein owned directly or indirectly by the Corporation or the Subsidiaries;

(s)	no acquisitions or dispositions have been made by the Corporation in the three most recently completed fiscal years that are “significant acquisitions” or “significant dispositions”, and the Corporation and the Subsidiaries are not a party to and have not approved the entering into of any contract or agreement with respect to any acquisition or disposition of material property or assets which would require disclosure under Applicable Securities Laws;

(t)	as at the date hereof, the Corporation has no reason to believe that any person intends to cease dealing with the Corporation or the Subsidiaries on substantially the same terms as such person presently deals with the Corporation or the Subsidiaries, which may have or result in a Material Adverse Effect;

(u)	the Corporation and each Subsidiary has good title to all real, immovable, personal and movable properties owned by it, free and clear of all liens of any kind;

(v)	other than as disclosed in the Public Record, there are no actions, suits, judgements, proceedings, investigations or inquiries of any kind whatsoever outstanding, pending or to the knowledge of the Corporation or the Subsidiaries, threatened against or affecting the Corporation or the Subsidiaries at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, which could have a Material Adverse Effect, and the Corporation has no knowledge of any basis on which any such matter might be commenced with any reasonable likelihood of success;

(w)	the Corporation has not, directly or indirectly, declared or paid any dividend or declared or made any other distribution on any of its securities of any class, and have not directly or indirectly, redeemed, purchased or otherwise acquired any of its Common Shares or securities or agreed to do so. Other than restrictions under Applicable Securities Laws, other than the Transaction Documents, there is no restriction on or impediment to the declaration or payment of any dividend or other distribution on the Common Shares in the constating documents of the Corporation or in any agreement, mortgage, note, debenture, indenture or other instrument or document to which the Corporation is party;

(x)	other than as disclosed in the Public Record, the Corporation and the Subsidiaries do not owe any material amount to, nor has the Corporation or the Subsidiaries made any present loans to, or borrowed any amount from or is otherwise indebted to, any officer, director, employee or security holder of the Corporation or the Subsidiaries or any of its affiliates or any person not dealing at “arm’s-length” (as such term is defined in the Income Tax Act (Canada)) with any of them except for usual employee reimbursements and compensation paid in the ordinary and normal course of its business. Except for usual arrangements made in the ordinary and normal course of the business and other than as disclosed in the Public Record, the Corporation and the Subsidiaries are not a party to any material contract, agreement or understanding with any officer, director, employee or security holder of the Corporation or the Subsidiaries or any of its affiliates or any other person not dealing at arm’s-length with the Corporation or the Subsidiaries;

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(y)	policies of insurance issued by insurers of recognized financial responsibility are maintained in respect of the operations, properties and assets, employees, directors and officers of the Corporation and the Subsidiaries in such amounts and covering such risks as are prudent and customary in the Corporation’s or the Subsidiaries’ business. All such policies of insurance are in full force and effect and no material default exists under such policies of insurance as to the payment of premiums or otherwise under the terms of any such policy, there are no material claims by the Corporation or the Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; to the knowledge of the Corporation and the Subsidiaries, the Corporation and the Subsidiaries will be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business. The Corporation and the Subsidiaries have not been denied any insurance coverage which it has sought or for which it has applied;

(z)	the Corporation is in compliance in all respects with its timely and continuous disclosure obligations under Applicable Securities Laws;

(aa)	the audited consolidated financial statements of the Corporation as at and for the financial years ended March 31, 2024 and 2023, and the unaudited condensed consolidated interim financial statements of the Corporation for the three and nine months ended December 31, 2024 and 2023 (collectively, the “Financial Statements”): (i) are, in all material respects, consistent with the books and records of the Corporation; (ii) have been prepared in accordance with U.S. GAAP consistently applied throughout the periods referred to therein; and (iii) present fairly, in all material respects, the financial position (including the assets and liabilities, whether absolute, contingent or otherwise as required by U.S. GAAP) of the Corporation as at such dates and the results of its operations and its cash flows for the periods then ended and contain and reflect adequate provisions or allowance for all reasonably anticipated liabilities, expenses and losses of the Corporation in accordance with U.S. GAAP and, there has been no change in accounting policies or practices of the Corporation since March 31, 2024, other than as required by U.S. GAAP and as disclosed in the Financial Statements. The Corporation is not aware of any fact or circumstance presently existing that would render such Financial Statements and financial information materially incorrect;

(bb)	the Corporation maintains a system of internal accounting controls sufficient to provide reasonable assurances that transactions are executed in accordance with management’s general or specific authorization, and transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP;

(cc)	the auditors of the Corporation are, and were during the period covered by their report, independent public accountants as required under Applicable Securities Laws and there has never been a reportable disagreement (within the meaning of National Instrument 51-102 – Continuous Disclosure Obligations) between the Corporation and its auditors;

(dd)	all taxes (including income tax, capital tax, payroll taxes, employer health tax, workers’ compensation payments, property taxes and land transfer taxes), duties, royalties, levies, imposts, assessments, deductions, charges or withholdings and all liabilities with respect thereto including any penalty and interest payable with respect thereto (collectively, “Taxes”) due and payable or required to be collected or withheld and remitted, by the Corporation and the Subsidiaries have been paid, collected or withheld and remitted as applicable, except for where the failure to pay such Taxes would not have a Material Adverse Effect. The Corporation has established on its books and records reserves that are adequate for the payment of all material Taxes not yet due and payable and there are no liens for Taxes on the assets of the Corporation or any Subsidiary that are material, and there are no audits pending of the tax returns of the Corporation or the Subsidiaries (whether federal, state, provincial, local or foreign). Except to the extent that failure to do so would not have a Material Adverse Effect, all tax returns, declarations, remittances and filings required to be filed by the Corporation and the Subsidiaries have been filed with all appropriate Governmental Bodies and all such returns, declarations, remittances and filings are complete and accurate and, no material fact or facts have been omitted therefrom which would make any of them misleading. To the knowledge of the Corporation, no examination of any tax return of the Corporation or the Subsidiaries is currently in progress and there are no issues or disputes outstanding with any Governmental Body respecting any taxes that have been paid, or may be payable, by the Corporation or the Subsidiaries. There are no agreements, waivers or other arrangements with any taxation authority providing for an extension of time for any assessment or reassessment of Taxes with respect to the Corporation or the Subsidiaries;

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(ee)	there are no off-balance sheet transactions, arrangements, obligations (including contingent obligations) or other relationships of the Corporation or the Subsidiaries with unconsolidated entities or other persons;

(ff)	the Corporation does not have any liabilities, obligations, indebtedness or commitments, whether accrued, absolute, contingent or otherwise, which are not disclosed or referred to in the Public Record, including in the Financial Statements and the notes thereto;

(gg)	the Corporation directly or indirectly holds the entire right, title and interest in and to all of the Corporation IP free and clear of all Liens other than Permitted Liens;

(hh)	(i) the Corporation and its Subsidiaries have the exclusive and unfettered right to use the Corporation IP; (ii) all patents pending and registered trademarks included in the Corporation IP have been duly registered or applications to register the same have been filed in all appropriate offices and any such applications or registrations are in good standing; (iii) the Corporation holds three granted patents, eight published patents and two patent applications pending; (iv) the Corporation has the exclusive right to use the Licensed IP (other than commercial off-the-shelf software licensed to the Corporation); (v) all licenses to third parties of Corporation IP provide non-exclusive rights to use the relevant Intellectual Property; (vi) the Corporation is not a party to any agreement or commitment to pay any royalty or other fee to use the Licensed IP; (vii) the Corporation IP is valid and the rights of the Corporation in the Corporation IP are enforceable; (viii) all applications for registration of any Corporation IP are in good standing, stand in the name of the Corporation and have been filed in a materially timely manner in the appropriate offices to preserve the rights thereto and, in the case of a provisional application, the Corporation confirms that all right, title and interest in and to the invention(s) disclosed in such application have been assigned in writing (without any express right to revoke such assignment) to the Corporation, and the Corporation has prosecuted, and is prosecuting, such applications diligently; and (ix) all registrations of the Corporation IP are in good standing and are recorded in the name of the Corporation in the appropriate offices to preserve the rights thereto, and all such registrations have been filed, prosecuted and obtained in accordance with all applicable legal requirements and are currently in effect and in material compliance with all applicable legal requirements. No registration of the Corporation IP has expired, become abandoned, been cancelled or expunged, or has lapsed for failure to be renewed or maintained, except where such expiration, abandonment, cancellation, expungement or lapse would not materially impact the Corporation or its property or assets. The Corporation IP and the Licensed IP is all of the Intellectual Property used in or required for the proper carrying on of the business of the Corporation and the Corporation has not received any notice or claim (whether written, oral or otherwise) challenging its ownership or right to use of any Corporation IP or suggesting that any other person has any claim of legal or beneficial ownership or other claim or interest with respect thereto, nor, to the knowledge of the Corporation, is there a reasonable basis for any claim that any person other than the Corporation has any claim of legal or beneficial ownership or other claim or interest in any Corporation IP;

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(ii)	to the Corporation’s knowledge, neither the use of the Corporation IP nor the conduct of the business of the Corporation infringes or otherwise violates the Intellectual Property rights of any other person. To the best of the Corporation’s knowledge, no infringement, misuse or misappropriation of the Corporation IP has occurred or is occurring, and to the Corporation’s knowledge, there is no basis for any such claims;

(jj)	all testing, product research and development activities, including quality assurance, quality control, testing, and research and analysis activities, conducted by the Corporation or the Subsidiaries in connection with its business is being conducted in compliance, in all respects, with all industry, laboratory safety, management and training standards applicable to its current and proposed business (as disclosed in the Public Record) and all such processes, procedures and practices, required in connection with such activities are in place as necessary and are being complied with, in all respects;

(kk)	no union has been accredited or otherwise designated to represent any employees of the Corporation or the Subsidiaries and, to the knowledge of the Corporation and the Subsidiaries, no accreditation request or other representation question is pending with respect to the employees of the Corporation or the Subsidiaries and no collective agreement or collective bargaining agreement or modification thereof has expired or is in effect in any of the Corporation’s or any Subsidiary’s facilities and none is currently being negotiated by the Corporation or the Subsidiaries;

(ll)	the Corporation and the Subsidiaries have satisfied all obligations under, and there are no outstanding defaults or violations with respect to, and no taxes, penalties, or fees are owing or eligible under or in respect of, any employee benefit, incentive, pension, retirement, stock option, stock purchase, stock appreciation, health, welfare, medical, dental, disability, life insurance and similar plans, arrangements or practices relating to the current or former employees, officers or directors of the Corporation or the Subsidiaries maintained, sponsored or funded by it, whether written or oral, funded or unfunded, insured or self-insured, registered or unregistered and all contributions or premiums required to be paid thereunder have been made in a timely fashion and any such plan or arrangement which is a funded plan or arrangement is fully funded on an ongoing and termination basis, except for any default, violation, tax, penalty or fee which, whether individually or in the aggregate, has not resulted in and would not reasonably be expected to result in a Material Adverse Effect;

(mm)	there has not been and there is not currently any pending labour disruption, grievance, arbitration proceeding or other conflict by any current or former employee, consultant or agent of the Corporation or the Subsidiaries which could reasonably be expected to have a Material Adverse Effect and the Corporation and the Subsidiaries are in compliance with all provisions of all laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except for noncompliance with any such provisions that would not have a Material Adverse Effect;

(nn)	(i) the Corporation and each Subsidiary, its assets and properties and the operation of its business, have been and are, to the knowledge of the Corporation, in compliance in all material respects with all Environmental Laws; (ii) the Corporation and the Subsidiaries have complied in all material respects with all reporting and monitoring requirements under all Environmental Laws; and (iii) the Corporation and the Subsidiaries have never received any notice of any material non-compliance in respect of any Environmental Laws and there are no material Environmental Permits necessary to conduct the Business;

(oo)	without limiting the generality of the subparagraph immediately above, the Corporation and the Subsidiaries are not aware of, nor have they received any notice of, any material claim, judicial or administrative proceeding, pending, threatened against or contemplated, or which may affect the Corporation or the Subsidiaries or any of its properties, assets or operations, relating to, or alleging any violation of any Environmental Laws, the Corporation and the Subsidiaries are not aware of any facts which could give rise to any such claim or judicial or administrative proceeding and the Corporation is not aware of any investigation, evaluation, audit or review by any Governmental Body of the Corporation or the Subsidiaries or any of its properties, assets or operations thereof to determine whether any violation of any Environmental Laws has occurred or is occurring or whether any remedial action is needed in connection with a release of any contaminant into the environment, except for compliance investigations conducted in the normal course by any Governmental Body, in each case which could reasonably be expected to have a Material Adverse Effect;

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(pp)	there are no orders, rulings or directives issued, pending or, to the knowledge of the Corporation, threatened against the Corporation or the Subsidiaries under or pursuant to any Environmental Laws requiring any work, repairs, construction or capital expenditures with respect to the property or assets of the Corporation and the Subsidiaries;

(qq)	the Corporation and the Subsidiaries are not subject to any contingent or other liability relating to the restoration or rehabilitation of land, water or any other part of the environment (except for those derived from normal production and exploration activities) or non-compliance with Environmental Laws;

(rr)	the Corporation and the Subsidiaries have never been in violation of, in connection with the ownership, use, maintenance or operation of its property or assets, any applicable federal, provincial, state, municipal or local laws, by-laws, regulations, orders, policies, permits having the force of law, domestic or foreign, relating to environmental, health or safety matters which could reasonably be expected to have a Material Adverse Effect;

(ss)	the Corporation and the Subsidiaries do not own any real property and the Corporation and the Subsidiaries have used any leased real property, or any facility which it previously owned or leased, to generate, manufacture, process, distribute, use, treat, store, dispose of, transport or handle any Hazardous Materials other than in compliance with Environmental Laws;

(tt)	the Corporation is a reporting issuer in good standing in each of the Provinces of British Columbia, Alberta, and Ontario and (i) has no reasonable grounds to believe that it will not continue to be a reporting issuer in good standing in each such jurisdiction for at least 12 months following the Closing; (ii) is in compliance, including with respect to its Public Record, with all Applicable Securities Laws in all respects, except where any such non-compliance, whether individually or in the aggregate, would not constitute a Material Adverse Effect; (iii) the Corporation is not included on a list of defaulting reporting issuers maintained by the securities commissions of each such jurisdiction; (iv) the Public Record, as of each document’s respective filing date, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading as of the date made; and (v) has no current confidential material change reports;

(uu)	no order ceasing or suspending trading in securities of the Corporation or prohibiting the sale of securities by the Corporation has been issued that remains outstanding, and, to its knowledge, no proceedings for this purpose have been instituted, are pending, contemplated or threatened by any securities commission or self-regulatory organization; the Corporation and the Subsidiaries are not in default of any material requirement of any Applicable Securities Laws, and the Corporation is entitled to avail itself of the applicable prospectus exemptions available under such Applicable Securities Laws in respect of the trades in its securities to the Subscriber as contemplated in this Subscription Agreement;

(vv)	the outstanding Common Shares are listed and posted for trading on the TSXV, and all necessary notices and filings have been made with, and all necessary consents, approvals and authorizations have been obtained by the Corporation from, the TSXV to ensure that the Warrant Shares issuable upon exercise of the Warrants will be listed and posted for trading on the TSXV upon their issuance;

(ww)	the Common Shares and Warrants comprising the Units and the Warrant Shares issuable upon exercise of the Warrants will not be subject to a restricted period or to a statutory hold period under Applicable Securities Laws or to any resale restriction under the policies of the TSXV which extends beyond four months and one day after the Closing Date, provided that any Common Shares and Warrants comprising the Units and the Warrant Shares issuable upon exercise of the Warrants issued to residents in the United States will be subject to a 12 month hold period under the applicable securities laws of the United States;

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(xx)	the Corporation has not withheld, and will not withhold from the Subscriber prior to the Closing Time, any material facts relating to the Corporation, the Subsidiaries, or the Offering;

(yy)	Computershare Trust Company of Canada, at its offices in Vancouver, British Columbia, has been duly appointed as registrar and transfer agent for the Common Shares;

(zz)	the Corporation has not and will not provide to prospective purchasers any document or other material that would constitute an offering memorandum or future oriented financial information within the meaning of Applicable Securities Laws. The Corporation has not engaged in any form of general solicitation or general advertising in connection with the offer and sale of the Units, including but not limited to, causing the sale of the Units to be advertised in any newspaper, magazine, printed public media, printed media or similar medium of general and regular paid circulation, broadcast over radio, television or telecommunications, including electronic display, or conduct any seminar or meeting relating to the offer and sale of the Units whose attendees have been invited by general solicitation or advertising;

(aaa)	there is no material fact known to the Corporation that has not been disclosed herein, or to the Subscriber, or in any other agreement, document or written instrument furnished by the Corporation to the Subscriber in connection with the transactions contemplated hereby and thereby and which has resulted in or would reasonably be expected to result in a Material Adverse Effect;

(bbb)	all information which has been prepared by the Corporation relating to the Corporation, the Subsidiaries, and the business, properties and liabilities of the Corporation and the Subsidiaries that has been made available to the Subscriber, including all financial, marketing, sales and operational information provided to the Subscriber, as applicable, was, as of the date of such information, true and correct in all material respects, taken as a whole, and no fact or facts have been omitted therefrom which would make such information materially misleading and did not contain a misrepresentation;

(ccc)	the forms and terms of the certificates representing the Common Shares and the Warrants have been approved and adopted by the board of directors of the Corporation and do not and will not conflict with any applicable laws, including Applicable Securities Laws; and

(ddd)	The aggregate proceeds raised under the Offering shall be used by the Corporation for the deployment of the Corporation’s modular direct lithium extraction plant and for general corporate purposes.

Closing Conditions

6.	(a)	The obligation of the Corporation to issue and sell to the Subscriber the Units subscribed for by the Subscriber hereunder, notwithstanding anything to the contrary contained in this Subscription Agreement, is subject to, among other things, the following conditions being fulfilled or performed on or before the Closing Time, which conditions are for the exclusive benefit of the Corporation and may be waived, in whole or in part, by the Corporation in its sole discretion:

(i)	all of the terms, covenants, agreements and conditions of this Subscription Agreement for the benefit of the Corporation to be complied with or performed by the Subscriber on or before the Closing Time shall have been complied with or performed to the reasonable satisfaction of the Corporation;

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(ii)	the representations and warranties of the Subscriber in this Subscription Agreement having been true and correct in all material respects as of the date of this Subscription Agreement and being true and correct in all material respects at the Closing Time;

(iii)	the Corporation accepting the Subscriber’s subscription, in whole or in part;

(iv)	the offer, sale and issuance of the Units being exempt from the prospectus requirements of Applicable Securities Laws;

(v)	the Subscriber executing and delivering to the Corporation all reports, undertakings or other documents required under Applicable Securities Laws in connection with the offer, sale and issuance of the Units to the Subscriber;

(vi)	the Transaction Documents and all other documentation relating to the offer, sale and issuance of the Units being in form and substance satisfactory to the Corporation; and

(vii)	the Subscriber shall have delivered each of the closing deliverables set forth in Section 8.

(b)	The obligation of the Subscriber to consummate the transactions contemplated by this Subscription Agreement shall be subject to the fulfillment or Subscriber’s waiver, at the Subscriber’s sole discretion, on or before the Closing Time, of each of the following conditions:

(i)	all of the terms, covenants, agreements and conditions of this Subscription Agreement for the benefit of the Subscriber to be complied with or performed by the Corporation on or before the Closing Time shall have been complied with or performed to the reasonable satisfaction of the Subscriber;

(ii)	the representations and warranties of the Corporation in this Subscription Agreement having been true and correct in all material respects (other than those representations and warranties that are qualified by materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of the date of this Subscription Agreement and being true and correct in all material respects (other than those representations and warranties that are qualified by materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) at the Closing Time;

(iii)	the Corporation executing and delivering to the Subscriber all reports, undertakings or other documents required under Applicable Securities Laws in connection with the offer, sale and issuance of the Units to the Subscriber;

(iv)	the Corporation having obtained all required regulatory approvals (including any approvals that may be required under Applicable Securities Laws or by the TSXV) and third-party consents necessary to permit the completion of the transactions contemplated hereby;

(v)	the Transaction Documents and all other documentation relating to the offer, sale and issuance of the Units being in form and substance satisfactory to the Subscriber;

(vi)	the Corporation shall have delivered each of the closing deliverables set forth in Section 9; and

(vii)	from the date of this Subscription Agreement, there shall not have occurred any Material Adverse Effect, nor shall any event or events have occurred that, individually or in the aggregate, with or without the lapse of time, could reasonably be expected to result in a Material Adverse Effect.

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Closing

7.	The completion of the offer, sale and issuance of the Units as contemplated by this Subscription Agreement is expected to occur on or before August 8, 2025 and shall occur no later than two business days following the date on which all of the conditions set forth in Section 6 (other than those conditions that by their nature can only be satisfied on the Closing Date) have been satisfied or waived or on such other dates and at such time or times as the Corporation and the Subscriber may mutually agree in writing (the “Closing Date” and “Closing Time”, respectively), provided such date or dates are not later than the day mandated by the TSXV for the closing of the Offering.

8.	The Subscriber agrees to deliver to the Corporation, or as the Corporation may direct, not later than the Closing Time:

(a)	a copy of the Amended and Restated Registration Rights Agreement (the “Amended and Restated Registration Rights Agreement”), amending and restating the Registration Rights Agreement, dated May 3, 2024, by and among the Corporation and the Subscriber and certain of its affiliates (“Encompass”), duly executed by the Subscriber;

(b)	a copy of amendments to all of the warrants issued by the Corporation and currently held by Encompass extending the expiration of such warrants to the earlier of (i) the expiry date of the Unit Warrants or (ii) five years from the original date of issuance (the “Warrant Amendment”), duly executed by the Subscriber; and

(c)	payment for the subscription price of the Offering.

9.	At the Closing Time, the Corporation shall deliver or cause to be delivered to the Subscriber:

(a)	a copy of the Amended and Restated Registration Rights Agreement, duly executed by the Corporation;

(b)	a copy of the Warrant Certificate, duly executed by the Corporation;

(c)	a copy of the Warrant Amendment, duly executed by the Corporation;

(d)	customary legal opinions from the Corporation’s counsel and ancillary closing documentation; and

(e)	certificates (or copies thereof) and/or DRS Statements representing the Unit Shares and the Warrant Certificate representing the Unit Warrants acquired pursuant to this Subscription Agreement and registered as set out on the face page hereof.

10.	The Corporation shall be entitled to rely on delivery of a facsimile or portable document format (“PDF”) copy of executed subscriptions, and acceptance by the Corporation of such facsimile or PDF subscriptions shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof. In addition, this Subscription Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same document.

Privacy

11.	The Subscriber acknowledges that:

(a)	this Subscription Agreement requires the Subscriber to provide certain information to the Corporation, which may include personal information. Such information is being collected by the Corporation for the purposes of completing the Offering, which includes, without limitation, determining the Subscriber’s eligibility to acquire the Units under Applicable Securities Laws, preparing and registering certificates and/or DRS Statements representing the Unit Shares and Unit Warrants to be issued to the Subscriber, if applicable, and completing filings required by any stock exchange or securities regulatory authority;

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(b)	the Subscriber’s information may be disclosed by the Corporation, as required by applicable law, to: (i) stock exchanges or securities regulatory authorities; (ii) the Corporation’s registrar and transfer agent; (iii) Canada Revenue Agency; and (iv) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering, and by executing this Subscription Agreement; provided, that in all cases where the Corporation proposes to make any release, disclosure, announcement, filing or application regarding the completion, nature or terms of this Offering and the transactions contemplated herein or any other agreement executed by the Subscriber or an affiliate of the Subscriber concurrently with this Offering, the Corporation will first advise the Subscriber of its intention to do so and the Corporation will use reasonable best efforts to enable the Subscriber to review and comment on such disclosure prior to the release thereof; and

(c)	subject to the provisions of Section 11(b), the Subscriber acknowledges and agrees that it has been notified by the Corporation (i) of the delivery to the securities regulatory authority or regulator of the full legal name, full residential address, email address and telephone number of the Subscriber, the number and type of securities purchased, the total purchase price, the exemption relied upon, the date of distribution, whether the Subscriber is an Insider of the Corporation or a Registrant and the full legal name of the person compensated for distribution to the Subscriber (if any); (ii) that this information is being collected by the securities regulatory authority or regulator under the authority granted in securities legislation; (iii) that this information is being collected for the purposes of the administration and enforcement of the securities legislation of the local jurisdiction; and (iv) the title, business address and business telephone number of the public official who can answer questions about the security regulatory authority’s or regulator’s indirect collection of the information is as set out in Exhibit 7.

The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this Section 11.

Right to Make Additional Investment

12.	The Corporation hereby grants Encompass the right but not the obligation, exercisable by Encompass in its sole discretion, to purchase up to US$2,000,000 of additional Units of the Corporation (the “Additional Investment”). Such right shall be exercisable by Encompass at any time on or before December 31, 2025. The terms of the Additional Investment, including pricing, shall be at least as favorable for the Subscriber as such terms set forth in this Subscription Agreement and the other applicable Transaction Documents and terms offered by the Corporation to any other existing or future investors of the Corporation in respect of a private placement entered into or completed by the Corporation by December 31, 2025.

General

13.	The Subscriber agrees that the representations, warranties, covenants and acknowledgements made in this Subscription Agreement are made with the intent that they may be relied upon by the Corporation in determining the suitability of the Subscriber as an acquirer of Units and will be true and correct both as of the execution of this Subscription Agreement, as of the time this subscription is accepted and as of the Closing Date, and will survive the completion of the issuance of the Units. The Corporation agrees to indemnify and hold the Subscriber and each of its directors, officers, employees, advisors, affiliates, shareholders, members, partners, employees and agents harmless from any and all claims, demands, actions, causes of action or other liability, damages, or losses arising out of or incurred as a result of any breach of any of the representations, warranties, covenants or agreements made by the Corporation in this Subscription Agreement, or by reason of the Corporation’s failure to fulfill any conditions of this Subscription Agreement, including the payment of reasonable legal fees and costs.

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14.	This Subscription Agreement shall be terminated if the Offering is not consummated by November 15, 2025.

15.	The Corporation will pay the reasonable incurred fees of legal counsel of Encompass, up to a maximum of C$60,000, plus applicable taxes and disbursements in connection with the Offering, Warrant Amendments and the Amended and Restated Registration Rights Agreement. Such expenses will be paid by the Corporation even if the Offering is not completed or this Subscription Agreement is terminated, and shall be payable within 10 days following the Closing Date or the termination of the Offering, as applicable.

16.	The Subscriber acknowledges and agrees that, other than as set out in Section 13 above, all costs incurred by the Subscriber (including any fees and disbursements of any counsel retained by the Subscriber) relating to the issuance of the Units to the Subscriber, the Warrant Amendments or the Amended and Restated Registration Rights Agreement shall be borne by the Subscriber.

17.	This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each party agrees that any legal action relating to its obligations under or arising out of this Agreement shall be brought in the Courts of the State of New York sitting in the County of New York and the Courts of the United States of America for the Southern District of New York, and each party hereby accepts and submits to the exclusive jurisdiction of these courts.

18.	In this Subscription Agreement, references to “$” or “C$” are to Canadian dollars and references to US$ are to United States dollars.

19.	This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein. Time shall be of the essence hereof.

20.	The representations and warranties made by the Subscriber in this Subscription Agreement shall survive the closing of the transactions contemplated hereby for the benefit of the Corporation. The representations and warranties made by the Corporation in this Subscription Agreement shall survive the closing of the transactions contemplated hereby for the benefit of the Subscriber. The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber and the Corporation and their respective heirs, executors, administrators, successors and assigns; provided that, except as otherwise herein provided, this Subscription Agreement shall not be assignable by any party without prior written consent of the other party, except that the Corporation agrees that the Subscriber can assign this Subscription Agreement, its rights hereunder and its obligation to acquire all or any portion of the Units to be purchased hereunder to one or more fund entities and managed accounts for which Encompass Capital Advisors LLC exercises investment discretion upon written notice (which may be by email) to the Corporation and, upon any such assignment, the assignee and the Corporation will enter into a subscription agreement on the same terms as this Subscription Agreement in respect of such assigned Units to be purchased hereunder and the Subscriber’s obligation to purchase such Units hereunder will be reduced accordingly. For the avoidance of doubt, in no event will the total number of Units to be purchased under this Subscription Agreement and under all other subscription agreements having the same terms as this Subscription Agreement exceed 25,765,259 Units.

21.	Except as otherwise provided herein, this Subscription Agreement may only be amended by the parties hereto in writing.

22.	The invalidity, illegality or unenforceability of any provision of this Subscription Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

23.	Nothing herein shall constitute or be construed to constitute a partnership of any kind whatsoever between the Subscriber and the Corporation.

24.	The headings used in this Subscription Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Subscription Agreement or any provision hereof.

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